UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 30, 2007
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

           JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Natixis Real Estate Capital Inc. and Nomura Credit & Capital Inc.
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             (Exact name of sponsors as specified in their charters)

    New York                     333-140804-04                     13-3789046
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(State or other              (Commission File Number            (IRS Employer
jurisdiction of                of issuing entity)               Identification
 incorporation                                                 No. of depositor)
 of depositor)

                270 Park Avenue
                New York, New York                                10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

      On August 30, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, J.P. Morgan Chase Commercial Mortgage Securities Corp., Wells Fargo Bank, N.A., as master servicer, J.E. Robert Company, Inc., as special servicer, LaSalle Bank National Association., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP12 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $2,310,556,000 were sold to J.P. Morgan Securities Inc., UBS Securities LLC and Natixis Securities North America, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated August 24, 2007, by and among the Company and the Underwriters.

      On August 30, 2007, the Class G, Class H and Class J Certificates were sold to J.P. Morgan Securities Inc. and UBS Securities LLC, as initial purchasers, pursuant to a Certificate Purchase and Placement Agreement, dated August 24, 2007 (the "Certificate Purchase and Placement Agreement"), by and between the Depositor and J.P. Morgan Securities Inc., as representative of itself and UBS Securities LLC, as initial purchasers, and J.P. Morgan Securities Inc., as placement agent (the "Placement Agent"). Pursuant to the Certificate Purchase and Placement Agreement, a portion of the Class K Certificates were sold to UBS Securities LLC, and the remaining portion of the Class K Certificates and the Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (together with the Class G, Class H, Class J and Class K Certificates, the "Private Certificates") were sold to the purchasers thereof through the Placement Agent. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, UBS Real Estate Securities Inc., Natixis Real Estate Capital Inc. and Nomura Credit & Capital, Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits.

(c)      Exhibits

Exhibit 1 Underwriting Agreement, dated August 24, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC and Natixis Securities North American Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between Natixis Real Estate Capital, Natixis Commercial Mortgage Funding , LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital and Natixis Commercial Mortgage Loan Funding, LLC.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2007                J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.

                                        By: /s/ Emanuel Chrysoulakis
                                           -------------------------------------
                                           Name: Emanuel Chrysoulakis
                                           Title: Vice President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------
1                Underwriting Agreement, dated August 24, 2007,        (E)
                 by Securities Corp., as depositor and J.P.
                 Morgan Securities Corp., as depositor and J.P.
                 Morgan Securities Inc., for itself and as representative of UBS Securities LLC and Natixis Securities North America Inc., as underwriters.

4                Pooling and Servicing Agreement, dated as of          (E)
                 August 1, 2007, by and among J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee.

10.1             Mortgage Loan Purchase Agreement, dated as of         (E)
                 August 1, 2007, between JPMorgan Chase Bank,
                 National Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

10.2             Mortgage Loan Purchase Agreement, dated as of         (E)
                 August 1, 2007, between UBS Real Estate
                 Securities Inc. and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

10.3             Mortgage Loan Purchase Agreement, dated as of         (E)
                 August 1, 2007, between Nomura Credit &
                 Capital, Inc. and J.P. Morgan Chase Commercial
                 Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura
                 Credit & Capital, Inc.

10.4             Mortgage Loan Purchase Agreement, dated as of         (E)
                 August 1, 2007, between Natixis Real Estate
                 Capital Inc., Natixis Commercial Mortgage
                 Funding, LLC and J.P. Morgan Chase Commercial
                 Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Natixis
                 Real Estate Capital Inc. and Natixis Commercial
                 Mortgage Funding, LLC.